Exhibit 21.1

Subsidiaries of the Registrant

Company Name	Jurisdiction
AB F C.V.	Netherlands
AESR, LLC	United States
AGRICOLA NOVA INDEMIL LTDA.	Brazil
ANNIE’S BAKING, LLC	United States
ANNIE’S ENTERPRISES, INC.	United States
ANNIE’S HOMEGROWN, INC.	United States
ANNIE’S, INC.	United States
BASILDON DAIRY FOODS LTD	United Kingdom
BOURNAZI PASTRIES S.A.	Greece
CEREALES PARTNERS LATIN AMERICA LLC	United States
COLOMBO, INC.	United States
EPIC PROVISIONS, LLC	United States
FOODSHOULDTASTEGOOD, INC.	United States
GARDETTO’S BAKERY, INC.	United States
GCOM ENTERPRISES, INC.	United States
GENERAL MILLS (CHINA) HOLDING CO., LTD.	China
GENERAL MILLS ARGENTINA L.S., LLC	United States
GENERAL MILLS ASIA PTE. LTD.	Singapore
GENERAL MILLS AUSTRALIA CK PTY LTD	Australia
GENERAL MILLS AUSTRALIA PTY LTD	Australia
GENERAL MILLS BELGIUM, VOF	Belgium
GENERAL MILLS BERWICK LIMITED	United Kingdom
GENERAL MILLS BRASIL ALIMENTOS LTDA	Brazil
GENERAL MILLS CANADA B.V.	Netherlands
GENERAL MILLS CANADA CORPORATION	Canada
GENERAL MILLS CANADA HOLDING FIVE LIMITED PARTNERSHIP	Canada
GENERAL MILLS CANADA HOLDING FOUR CORPORATION	Canada
GENERAL MILLS CANADA HOLDING ONE CORPORATION	Canada
GENERAL MILLS CANADA HOLDING SIX CORPORATION	Canada
GENERAL MILLS CANADA HOLDING THREE CORPORATION	Canada
GENERAL MILLS CANADA HOLDING TWO CORPORATION	Canada
GENERAL MILLS CAPITAL, INC.	United States
GENERAL MILLS CEREALS HOLDING (SOUTH AFRICA) (PTY) LTD	South Africa
GENERAL MILLS CEREALS, LLC	United States
GENERAL MILLS CHINA HOLDINGS LIMITED	Mauritius
GENERAL MILLS CHINA LIMITED	Hong Kong
GENERAL MILLS CONTINENTAL INC. S.A.	Chile
GENERAL MILLS DE MEXICO, S. DE R.L. DE C.V.	Mexico
GENERAL MILLS DIRECT MARKETING, INC.	United States
GENERAL MILLS DL GP	United States
GENERAL MILLS EASTERN EUROPE s.r.o.	Czech Republic
GENERAL MILLS ESPANA B.V.	Netherlands
GENERAL MILLS FINANCE, INC.	United States
GENERAL MILLS FOOD PRODUCTS INDIA PRIVATE LIMITED	India
GENERAL MILLS FOODS (NANJING) CO. LTD.	China
GENERAL MILLS FOODS (SANHE) CO., LTD.	China
GENERAL MILLS FOODS ASIA LIMITED	Hong Kong

GENERAL MILLS FOUNDATION	United States
GENERAL MILLS FRANCE SAS	France
GENERAL MILLS FROZEN FOODS (GUANGZHOU) LIMITED	Hong Kong
GENERAL MILLS FROZEN FOODS (SHANGHAI) LIMITED	Hong Kong
GENERAL MILLS GLOBAL FINANCE LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS EIGHT GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS ELEVEN GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS FIVE GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS NINE GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS SEVEN LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS SIX LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS TEN GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS TWO GP	Bermuda
GENERAL MILLS GMBH	Germany
GENERAL MILLS HELLAS S.A.	Greece
GENERAL MILLS HOLDING (AUSTRALIA) PTY LIMITED	Australia
GENERAL MILLS HOLDING (FRANCE) SAS	France
GENERAL MILLS HOLDING (U.K.) LIMITED	United Kingdom
GENERAL MILLS HOLDING A (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING B.V.	Netherlands
GENERAL MILLS HOLDING C (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING D (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING F (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING G (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING H (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING J (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING ONE (GERMANY) GmbH	Germany
GENERAL MILLS HONG KONG LIMITED	Hong Kong
GENERAL MILLS IBERICA, S.A. UNIPERSONAL	Spain
GENERAL MILLS INDIA PRIVATE LIMITED	India
GENERAL MILLS INTERNATIONAL (THAILAND) CO., LTD.	Thailand
GENERAL MILLS INTERNATIONAL BUSINESSES TWO, INC.	United States
GENERAL MILLS INTERNATIONAL BUSINESSES, INC.	United States
GENERAL MILLS INTERNATIONAL FINANCE, LLC	United States
GENERAL MILLS INTERNATIONAL FRANCE SAS	France
GENERAL MILLS INTERNATIONAL HOLDINGS, LLC	United States
GENERAL MILLS INTERNATIONAL LIMITED	United States
GENERAL MILLS INTERNATIONAL SÀRL	Switzerland
GENERAL MILLS IP HOLDINGS I, LLC	United States
GENERAL MILLS IP HOLDINGS II, LLC	United States
GENERAL MILLS ISRAEL LTD	Israel
GENERAL MILLS ITALIA SRL	Italy
GENERAL MILLS KOREA CO., LTD.	Korea, Republic of
GENERAL MILLS LANDES (SAS)	France
GENERAL MILLS LEBANON S.A.L.	Lebanon
GENERAL MILLS LUXEMBOURG FINANCE S.A R.L.	Luxembourg
GENERAL MILLS LUXEMBOURG ONE S.A. R.L.	Luxembourg
GENERAL MILLS LUXEMBOURG S.A.R.L.	Luxembourg
GENERAL MILLS MAARSSEN HOLDING, INC.	United States
GENERAL MILLS MAGHREB SARL	Morocco
GENERAL MILLS MALAYSIA SDN. BHD.	Malaysia
GENERAL MILLS MANUFACTURING AUSTRALIA PTY LIMITED	Australia

GENERAL MILLS MARKETING, INC.	United States
GENERAL MILLS MAURITIUS, INC.	Mauritius
GENERAL MILLS MENAT DMCC	United Arab Emirates
GENERAL MILLS MIDDLE EAST & NORTH AFRICA FZE	United Arab Emirates
GENERAL MILLS MIDDLE EAST SAL	Lebanon
GENERAL MILLS MISSOURI, INC.	United States
GENERAL MILLS NEW ZEALAND LIMITED	New Zealand
GENERAL MILLS NORWAY AS	Norway
GENERAL MILLS OPERATIONS, LLC	United States
GENERAL MILLS PENSION TRUSTEE LIMITED	United Kingdom
GENERAL MILLS PROPERTIES, INC.	United States
GENERAL MILLS RH, INC.	United States
GENERAL MILLS RIGHTS HOLDINGS, LLC	United States
GENERAL MILLS SALES, INC.	United States
GENERAL MILLS SAN ADRIAN, S.L. UNIPERSONAL	Spain
GENERAL MILLS SCANDINAVIA AB	Sweden
GENERAL MILLS SERVICES (UK) LTD.	United Kingdom
GENERAL MILLS SERVICES, INC.	United States
GENERAL MILLS SINGAPORE PTE. LTD.	Singapore
GENERAL MILLS SOUTH AFRICA (PROPRIETARY) LIMITED	South Africa
GENERAL MILLS SPECIALTY PRODUCTS, LLC	United States
GENERAL MILLS SWISS FOUR GMBH	Switzerland
GENERAL MILLS SWISS THREE GMBH	Switzerland
GENERAL MILLS SWISS TWO GMBH	Switzerland
GENERAL MILLS TAIWAN LIMITED	Taiwan
GENERAL MILLS TRADING (SHANGHAI) CO. LIMITED	China
GENERAL MILLS UK LIMITED	United Kingdom
GENERAL MILLS VENTAS DE MEXICO, S. DE R.L. DE C.V.	Mexico
GENERAL MILLS, INC.	United States
GIGANTE VERDE S. de R.L. de C.V.	Mexico
GIGANTE VERDE, LLC	United States
GLOBAL HOLDINGS ONE MANAGEMENT LLC	United States
GM CEREALS HOLDINGS, INC.	United States
GM CEREALS MANAGER, INC.	United States
GREEN GIANT INTERNATIONAL, LLC	United States
GUANGZHOU PILLSBURY V. PEARL FOODS CO., LTD.	China
HAAGEN-DAZS ARRAS SNC	France
HAAGEN-DAZS BELGIUM (BV BA)	Belgium
HAAGEN-DAZS INTERNATIONAL SHOPPE COMPANY, INC.	United States
HAAGEN-DAZS NEDERLAND N.V.	Netherlands
HD DISTRIBUTORS (THAILAND) CO., LTD.	Thailand
HD MARKETING & DISTRIBUTION SDN. BHD.	Malaysia
HDIP, INC.	United States
IMMACULATE BAKING COMPANY	United States
INO FITA GMBH	Germany
KAMPOS ESTIASI S.A.	Greece
KCLM RESEARCH IN NUTRITION INC.	Canada
KIFISSIA PASTRIES S.A.	Greece
LA SALTENA S.A.	Argentina
LATICINIOS CAROLINA LTDA	Brazil
LIBERTE MARQUES SARL	Luxembourg
LIBERTÉ USA, LLC	United States

MILL CITY, LLC	United States
MOUNTAIN HIGH LLC	United States
NAPA VALLEY KITCHENS, INC.	United States
NOBLEVAL SARL	France
NORTHGATE PARTNERS LLC	United States
PASTA MASTER DISTRIBUTION PTY. LTD.	Australia
PET INCORPORATED	United States
PINEDALE HOLDINGS PTE LIMITED	Singapore
POWER HOUSE FOODS PTY. LTD.	Australia
RODOVERY TRANSPORTES LTDA	Brazil
SERETRAM (SAS)	France
SHANGHAI HAAGEN-DAZS FOOD TRADING CO., LTD.	China
SHANGHAI PILLSBURY FROZEN FOODS, LIMITED	China
SMALL PLANET FOODS, INC.	United States
SOCIETE FRANCAISE D’INVESTISSEMENT POUR LE BENIN (SOFIB SAS)	France
SODIMA SAS	France
SUPER FITNESS INTERNATIONAL S.A.	Panama
THE PASTA MASTER PTY. LTD.	Australia
THE PILLSBURY COMPANY, LLC	United States
TRANSYOKI – TRANSPORTES YOKI LTDA.	Brazil
WASHBURN INVESTMENT OFFICE LLC	United States
Y.O. C.V.	Netherlands
YOKI DISTRIBUIDORA DE ALIMENTOS LTDA.	Brazil
YOPLAIT BENELUX NV	Belgium
YOPLAIT BRANDCO HOLDING A (FRANCE) SAS	France
YOPLAIT BRANDCO HOLDING B (FRANCE) SAS	France
YOPLAIT BRANDCO HOLDING S.A R.L.	Luxembourg
YOPLAIT CANADA HOLDING CO.	Canada
YOPLAIT DAIRY CO., LTD.	China
YOPLAIT FRANCE SAS	France
YOPLAIT INTERNATIONAL SARL	Switzerland
YOPLAIT IRELAND LIMITED	Ireland
YOPLAIT LIBERTE CANADA CO./YOPLAIT LIBERTE CANADA CIE	Canada
YOPLAIT MARQUES SNC	France
YOPLAIT SAS	France
YOPLAIT SVERIGE AB	Sweden
YOPLAIT UK LTD	United Kingdom
YOPLAIT USA, INC.	United States

JOINT VENTURES

C.P.A. CEREAL PARTNERS HANDELSGESELLSCHAFT m.b.H & Co. OHG	Austria
C.P.A. CEREAL PARTNERS HANDELSGESELLSCHAFT m.b.H.	Austria
C.P.D. CEREAL PARTNERS DEUTSCHLAND GmbH & Co. oHG	Germany
C.P.D. CEREAL PARTNERS DEUTSCHLAND VERWALTUNGSGESELLSCHAFT mbH	Germany
C.P.W. HELLAS BREAKFAST CEREALS SOCIETE ANONYME	Greece
C.P.W. MEXICO S. de R.L. de C.V.	Mexico
CEREAL ASSOCIADOS PORTUGAL, A.E.I.E.	Portugal
CEREAL PARTNERS (MALAYSIA) SDN. BHD.	Malaysia
CEREAL PARTNERS AUSTRALIA PTY LIMITED	Australia
CEREAL PARTNERS CZECH REPUBLIC, s.r.o.	Czech Republic
CEREAL PARTNERS ESPANA, A.E.I.E.	Spain
CEREAL PARTNERS FRANCE, SNC	France

CEREAL PARTNERS GIDA TICARET LIMITED SIRKETI	Turkey
CEREAL PARTNERS HUNGARIA KFT.	Hungary
CEREAL PARTNERS MEXICO, S.A. DE C.V.	Mexico
CEREAL PARTNERS NIGERIA LIMITED	Nigeria
CEREAL PARTNERS POLAND TORUN-PACIFIC Sp. z.o.o.	Poland
CEREAL PARTNERS RUS LLC	Russian Federation
CEREAL PARTNERS SLOVAK REPUBLIC, s.r.o.	Slovakia
CEREAL PARTNERS U.K.	United Kingdom
CEREALES C.P.W. BOLIVIA S.R.L.	Bolivia
CEREALES C.P.W. CHILE LIMITADA (SRL)	Chile
CEREALES CPW PERU LIMITADA	Peru
CEREALES PARTNERS COLOMBIA LTDA.	Colombia
CP COLOMBIA ACP	Colombia
CP MIDDLE EAST FZCO	United Arab Emirates
CP SUISSE	Switzerland
CPW AMA DWC – LLC	United Arab Emirates
CPW BRASIL LTDA.	Brazil
CPW CEREAL PARTNERS WORLDWIDE – Breakfast Cereals Joint Venture	Switzerland
CPW DOMINICAN REPUBLIC	Dominican Republic
CPW HONG KONG LIMITED	Hong Kong
CPW NEW ZEALAND	New Zealand
CPW OPERATIONS S.A.R.L.	Switzerland
CPW PARAGUAY S.R.L.	Paraguay
CPW PHILIPPINES, INC.	Philippines
CPW ROMANIA	Romania
CPW S.A.	Switzerland
CPW SINGAPORE (PTE.) LTD.	Singapore
CPW TIANJIN LIMITED	China
CPW TRINIDAD AND TOBAGO, LTD.	Trinidad and Tobago
CPW URUGUAY S.A.	Uruguay
HAAGEN-DAZS JAPAN, INC.	Japan
HAAGEN-DAZS KOREA CO., LTD.	Korea, Republic of
PT CEREAL PARTNERS INDONESIA	Indonesia